SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 4, 2003

Date of Report

(Date of earliest event reported)

Merix Corporation

(Exact Name of Registrant as Specified in Charter)

Oregon	0-23818	93-1135197
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1521 Poplar Lane, Forest Grove, Oregon 97116

(Address of principal executive offices, including Zip Code)

503-359-9300

(Registrant’s telephone number, including area code)

Merix Corporation (the “Company”) hereby amends in its entirety the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2003.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1*	Merix Corporation Press Release dated September 4, 2003.

*	Exhibit 99.1 is being furnished under Item 12 Results of Operations and Financial Condition and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 12. Results of Operations and Financial Condition

On September 4, 2003, the Company issued a press release announcing the preliminary results for the first quarter of fiscal 2004 ended August 30, 2003 and its plans to open its Wood Village manufacturing facility. The press release is attached as Exhibit 99.1 to this Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2004	/s/ Janie S. Brown
Janie S. Brown
Sr. Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Merix Corporation Press Release dated September 4, 2003.

*	Exhibit 99.1 is being furnished under Item 12 Results of Operations and Financial Condition and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.